 STOCK AND DEBT PURCHASE AGREEMENT

THIS STOCK AND DEBT PURCHASE AGREEMENT (the “Agreement”) is made as of this 15th day of July 2010, by and among Siew Mee Fam and Sze Yein Wong (the “Sellers”) and Randall McCoy (the “Purchaser”).

RECITALS

WHEREAS, the Sellers are the owners of an aggregate of 1,200,000 shares of common stock (the “Shares”) of Windstar, Inc., a Nevada corporation (the “Company”);

WHEREAS, the Sellers have advanced $2,250 to the Company to pay for professional services rendered to the Company by the Company’s independent auditors;

WHEREAS, the Company has promised to repay to the Sellers the principal amount of the $2,250 advance plus any interest accrued thereon (the Debt”);

WHEREAS, the Purchaser proposes to purchase the Shares and Debt, on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                      PURCHASE AND SALE AND CLOSING

1.1                      The Sellers hereby agree to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Sellers, the Shares and the Debt for sum of $14,250 (the “Purchase Price”).  Payment shall be in U.S. Dollars, in the form of a check or wire transfer paid through an escrow as arranged by parties.

1.2                      Closing.  Subject to the satisfaction of the conditions set forth in this Agreement and compliance with the other provisions hereof, the closing of the transaction contemplated by this Agreement (the “Closing”) shall occur at such place and time as shall be mutually agreeable to the parties hereto (the "(Closing Date").  At such Closing, the Sellers will present Purchaser with certificates representing ownership of the Shares.

2.                      REPRESENTATIONS AND WARRANTIES OF THE SELLERS

2.1                      The Sellers warrant, covenant and represent to the Purchasers that:

(a)
immediately prior to and at the Closing, the Sellers shall be the legal and beneficial owner of the Shares and Debt and on the Closing Date, the Sellers shall transfer to the Purchaser the Shares and Debt free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b)
the Sellers have the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Sellers hereunder and to consummate the transactions contemplated hereby;

(c)
the Sellers are, or have been during the past ninety (90) days, officers, directors, 10% or greater shareholders or “affiliates” of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”);

(d)
to the best of the knowledge, information and belief of the Sellers there are no circumstances that may result in any material adverse effect to the Company or the value of the Shares that are now in existence or may hereafter arise;

(e)	effective as of the Closing Date, the Sellers shall not be indebted to the Company and the Company shall not be indebted to the Sellers;

(f)	the Sellers do not own, directly or indirectly, or exercise direction or control over any shares of common stock of the Company other than the Shares;

(g)	the Sellers agree not to acquire any additional shares of common stock of the Company prior to the Closing Date;

(h)	the Shares have been validly issued and are fully paid and non-assessable;

(i)
no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

(j)
the Company has filed all reports required to be filed by it under the Securities Act and the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, (the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing;

(k)
the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; no person has a right to purchase or acquire or receive any equity or debt security of the Company;

(l)	the Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(m)	contemporaneously herewith, the Sellers as directors shall appoint the nominee of Purchaser to the Board of Directors of the Company;

(n)	the Sellers shall tender their resignations as officers and directors of the Company, to be effective on the Closing Date;

(o)	the Sellers agree to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement; and

(p)
there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

3.                      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1                      The Purchaser represents and warrants to the Sellers that the Purchaser:

(a)	has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(b)	is an accredited investor as the term is defined in Rule 501 of Regulation D;

(c)
Purchaser realizes that the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Commission under the Securities Act, the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale. Purchaser acknowledges and consents that certificates now or hereafter issued for the Shares will bear a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTIONS AFFORDED BY SECTION 4(1) OF THE SECURITIES ACT AND RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.

Purchaser understands that the Shares are being sold pursuant to an exemption from registration of the Securities Act and that Sellers are relying upon the representations made herein.

(d)	The Purchaser agrees not to engage in hedging transactions with regard to the Shares accept in compliance with the Securities Act.

4.                      INDEMNIFICATION

4.1                      The Sellers hereby agree to indemnify and hold harmless the Purchaser, the Company, and its officers, directors, agents, and representatives from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, reasonable attorney's fees, asserted against or incurred by them resulting from a breach of the representation and warranty of the Sellers contained in Article 2 of this Agreement.

5.	POST-CLOSING SEC REPORTS

5.1           Except for any Form 3, 4 or 5 to be filed on behalf of the Sellers, as applicable, the Purchaser hereby agrees that he shall cause the Company to file, any and all necessary SEC Reports, including but not limited to a Schedule 13D, Form 8-K or other required filing..

6.                      MISCELLANEOUS

6.1                      The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

6.2                      Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

6.3                      There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

6.4                      This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The parties hereby attorn to the jurisdiction of the courts Clark County, Nevada with respect to any legal proceedings arising from this Agreement.

6.5                      The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Shares and Debt and shall continue in full force and effect for a period of one year.

6.7                      This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.8                      Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

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Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

SELLERS: /s/ Siew Mee Fam Siew Mee Fam /s/ Sze Yein Wong Sze Yein Wong	PURCHASER: /s/ Randall McCoy Randall McCoy